Exhibit 32.1

CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER PURSUANT TO 18 U.S.C. § 1350

(SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002)

I, Song Jinan, certify pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that, based upon a review of the Annual Report on Form 10-K/A for the period ended March 31, 2008 of the China-Biotics, Inc. (the "Report"):

(1)   The Report fully complies with the requirements of Section 13(a) or 15(d) of The Securities Exchange Act of 1934, as amended; and

(2)   The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of China-Biotics, Inc.

A signed original of this written statement required by Section 906 has been provided to China-Biotics, Inc. and will be retained by China-Biotics, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.

/s/ Song Jinan
Song Jinan
Chief Executive Officer
April 24, 2009